UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 8, 2009

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

As previously announced in a press release on June 8, 2009, the U.S. Food and Drug Administration (FDA) has accepted for review Dyax Corp.’s  submission in response to the FDA’s March 2009 Complete Response letter which outlined requirements for approval of DX-88 for the treatment of acute attacks of hereditary angioedema (HAE). In connection with the acceptance, the FDA assigned Dyax’s BLA a new Prescription Drug User Fee Act (PDUFA) action date of December 1, 2009.

In the Complete Response letter, received March 25, 2009, the FDA requested submission of a Risk Evaluation and Mitigation Strategy (REMS) and additional information with respect to the chemistry, manufacturing and controls (CMC) section of the BLA. Dyax believes these issues are fully addressed in its reply, submitted June 1, 2009.

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the timing and prospects for review and FDA approval of the BLA for DX-88 for HAE, including the sufficiency of Dyax’s response to the FDA’s Complete Response letter. Statements that are not historical facts are based on Dyax’s current expectations, beliefs, assumptions, estimates, forecasts and projections about the industry and markets in which Dyax competes. The statements contained in this report are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Important factors which may affect the prospects for review and FDA approval of the BLA for DX-88 for HAE include the risks that: DX-88 could take a significantly longer time to gain regulatory approval than Dyax expects or may never gain approval; others may develop technologies or products superior to DX-88 or that receive regulatory approval and are on the market before DX-88; DX-88 may not gain market acceptance; Dyax is dependent on the expertise, effort, priorities and contractual obligations of third parties in the manufacture, marketing, sales and distribution of DX-88; and other risk factors described or referred to Item 1A, “Risk Factors” in Dyax’s most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. Dyax cautions investors not to place undue reliance on the forward-looking statements contained in this report. These statements speak only as of the date of this report, and Dyax undertakes no obligations to update or revise these statements, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	June 24, 2009	By:	/s/ Ivana Magovcevic-Liebisch
Ivana Magovcevic-Liebisch
Executive Vice President of Administration
and General Counsel

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